Exhibit 10.21

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO SOFTWARE AND PRODUCT DISTRIBUTION AGREEMENT

THIS AMENDMENT to the Software and Product Distribution Agreement (the “Agreement”) by and between NeuLion, Inc. (“NeuLion”) and TransVideo International Ltd. (“TransVideo”) is entered into as of July 1, 2008.

1.             Section 4.6 of the Agreement is hereby deleted and replaced with the following:

4.6                                 For each linear channel delivered by NeuLion using the Transcoder/Encoder Software as provided in sub-section 1.6 above, NeuLion shall pay TransVideo * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * .

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

NeuLion, Inc.		TransVideo International Ltd.

By:	/s/Ronald Nunn	By:
(Authorized Signature)		(Authorized Signature)

Ronald Nunn
Type or Print Name		Type or Print Name

EVP, Business Operations
Title		Title

7/1/2008
Date		Date